Exhibit 99.1

THE LGL GROUP, INC. ANNOUNCES 2026 ANNUAL MEETING OF STOCKHOLDERS AND INVESTOR DAY

ORLANDO, Florida (March 24, 2026) The LGL Group, Inc. (NYSE American: LGL) ("LGL Group" or the "Company") today announced several matters to inform stockholders and investors as follows:

•	2026 Annual Meeting of Stockholders to be held on Tuesday, May 12, 2026, at 8:30 a.m. ET at the Harvard Club of New York City
•	Investor meeting to follow at 10:00 a.m. ET at the New York Stock Exchange
•	Management to discuss plans to build a defense technology platform within LGL Group and the Company's partnership with Legion Capital

Annual Meeting of Stockholders

The Board of Directors of LGL Group has determined that the Company's 2026 Annual Meeting of Stockholders (the "2026 Annual Meeting") will be held on Tuesday, May 12, 2026, at 8:30 a.m. ET at the Harvard Club of New York City, 35 West 44th Street, New York, New York 10036. Following the 2026 Annual Meeting, management will host an investor meeting at 10:00 a.m. ET at the New York Stock Exchange, 11 Wall Street, New York, New York 10005.

Additional details regarding the 2026 Annual Meeting, including the record date, matters to be voted upon and attendance procedures, will be set forth in the Company's proxy materials. Investors interested in attending the investor meeting should contact the Company at info@lglgroup.com. Attendance will be subject to venue access limitations and applicable security procedures.

Defense Technology Platform Strategy and Legion Capital

At the investor meeting, management intends to discuss plans to build a defense technology platform within LGL Group through selective investments, acquisitions and connectivity partnerships. Management also intends to discuss the Company's partnership with Legion Capital, a new defense technology investment platform, and how that relationship may broaden sourcing, evaluation and strategic partnership opportunities across critical technologies supporting national security, defense and resilient infrastructure.

The Company expects the discussion to focus on critical technologies supporting national security, defense and resilient infrastructure, with particular emphasis on precision time and frequency capabilities, disciplined capital allocation and the ability to identify emerging opportunities across a rapidly evolving defense technology landscape.

Marc Gabelli, Executive Chairman of LGL Group, said, "Jason and the broader LGL Group team bring a rare combination of operator judgment, capital allocation discipline and national security insight. We believe that combination positions LGL Group to identify mission-relevant technologies early and help scale them with a long-term, shareholder-oriented mindset.

"The macro case for defense technology investment is becoming increasingly compelling. Allied defense budgets are expanding, procurement priorities are shifting toward resilient and software-enabled systems, and the need for secure supply chains and faster fielding continues to grow.

"Our partnership with Legion Capital is intended to widen our aperture at the right point in the cycle. As governments and industry commit more capital to modernization, we see a durable opportunity to back companies solving real mission needs across space, autonomy, electronic warfare, cyber resilience and other critical technologies."

"The security environment has become more contested, more technologically dynamic and less forgiving of delay. From the battlefield lessons emerging in Europe to the persistent challenges in the Indo-Pacific and the protection of critical infrastructure at home, the demand for adaptable, mission-ready systems is accelerating," said Jason Lamb, Chief Executive Officer of LGL Group.

"Modern deterrence depends on resilient capabilities that can operate in denied or degraded environments. Precision timing, navigation, autonomy, electronic warfare, cyber defense and undersea systems are no longer niche priorities; they are foundational building blocks for national security and allied readiness," continued Mr. Lamb.

About The LGL Group, Inc.

The LGL Group, Inc. ("LGL," "LGL Group," or the "Company") is a holding company engaged in services, merchant investment and manufacturing business activities. Precise Time and Frequency, LLC ("PTF") is a globally positioned producer of industrial Electronic Instruments and commercial products and services. Founded in 2002, PTF operates from our design and manufacturing facility in Wakefield, Massachusetts. Lynch Capital International LLC is focused on the development of value through investments.

LGL Group was incorporated in 1928 under the laws of the State of Indiana, and in 2007, the Company was reincorporated under the laws of the State of Delaware as The LGL Group, Inc. We maintain our executive offices at 2525 Shader Road, Orlando, Florida 32804. Our telephone number is (407) 298-2000. Our Internet address is www.lglgroup.com. LGL Group common stock is traded on the NYSE American under the symbol "LGL."

LGL Group's business strategy is primarily focused on growth through expanding new and existing operations across diversified industries. The Company's engineering and design origins date back to the early 1900s. In 1917, Lynch Glass Machinery Company ("Lynch Glass"), the predecessor of LGL Group, was formed and emerged in the late 1920s as a successful manufacturer of glass-forming machinery. Lynch Glass was then renamed Lynch Corporation ("Lynch") and was incorporated in 1928 under the laws of the State of Indiana. In 1946, Lynch was listed on the "New York Curb Exchange," the predecessor to the NYSE American. The Company has a had a long history of owning and operating various businesses in the precision engineering, manufacturing, and services sectors.

Cautionary Note Concerning Forward-Looking Statements

This press release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, such as those pertaining to the Company's financial condition, results of operations, business strategy and financial needs. All statements other than statements of current or historical fact contained in this press release are forward-looking statements. The words "believe," "expect," "anticipate," "should," "plan," "will," "may," "could," "intend," "estimate," "predict," "potential," "continue" or the negative of these terms and similar expressions, as they relate to LGL Group, are intended to identify forward-looking statements.

These forward-looking statements are largely based on current expectations and projections about future events and financial trends that may affect the financial condition, results of operations, business strategy and financial needs of the Company. They can be affected by inaccurate assumptions, including the risks, uncertainties and assumptions described in the filings made by LGL Group with the Securities and Exchange Commission ("SEC"), including those risks set forth under the heading "Risk Factors" in the Company’s most recent Annual Report on Form 10-K and subsequent filings with the Securities and Exchange Commission. In light of these risks, uncertainties and assumptions, the forward-looking statements in this press release may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements. When you consider these forward-looking statements, you should keep in mind these risk factors and other cautionary statements in this press release.

These forward-looking statements speak only as of the date of this press release. LGL Group undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

###

Contact:

The LGL Group, Inc.

info@lglgroup.com